UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT 10 1934

                        DATE OF REPORT: OCTOBER 28, 2002

                DATE OF EARLIEST EVENT REPORTED: OCTOBER 28, 2002

                          COMMISSION FILE NO.: 0-18833

                           CHESTER VALLEY BANCORP INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     PENNSYLVANIA                      23-2598554
                     ------------                      ----------
          (State or other jurisdiction of           (I.R.S. Employer
           incorporation or organization)          Identification No.)


            100 E. LANCASTER AVENUE, DOWNINGTOWN, PA         19335
            ----------------------------------------         -----
            (Address Of Principal Executive Offices)       (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 269-9700


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ITEM 5. OTHER EVENTS

On October 30, 2002, representatives of Chester Valley Bancorp Inc. (NASDAQ:
CVAL) (the "Company"), parent company of First Financial Bank and Philadelphia Corporation for Investment Services, will be speaking to an audience of institutional investors, high net worth individuals and analysts from leading brokerage firms. For further information, see the press release attached as
Exhibit 99.2 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit                       Description
-------                       -----------
99.2                          Press Release
99.3                          Investor Presentation


ITEM 9. REGULATION FD DISCLOSURE

Pursuant to Regulation FD, information as Exhibit 99.3 to this Form 8-K are the presentation materials which are being made available to the investment community by the Company. The materials provided an overview of the Company's strategy and performance.

This information may contain "forward-looking statements' either expressed or implied, which are made in good faith by the Company, pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements with respect to strategies, goals, beliefs, expectations, estimates, intentions, financial condition, results of operations, future performance and business. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors.

Numerous competitive, economic, regulatory, legal and technology factors, among others, could cause the Company's financial performance to differ materially from goals, plans, objectives, beliefs, estimates, intentions and expectations expressed in such forward-looking statements. The Company does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by or on behalf of the Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Chester Valley Bancorp Inc.


Date       10/25/02                       /s/ Donna M. Coughey
    --------------------------            -------------------------------------
                                          Donna M. Coughey
                                          President and Chief Executive Officer


Date       10/25/02                       /s/ Albert S. Randa
    --------------------------            -------------------------------------
                                          Albert S. Randa, CPA
                                          CFO and Treasurer

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